EXHIBIT 99.1
                                                                    ------------

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss.1350, I, the undersigned President (principal executive officer) of Adven, Inc. (the "Company"), hereby certify that this Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Henri Hornby
                                            ------------------------------------
                                            Henri Hornby
                                            President
                                            (Principal Executive Officer)

Dated: May 9, 2003



THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO 18 U.S.C. SS.1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.